UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Commission File No. 000-53538

Date of Report (Date of earliest event reported)

January 24, 2013

DISABILITY ACCESS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	20-5702367
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

1810 E. Sahara Avenue, Suite 1578
Las Vegas, NV	89104
(Address of principal executive offices)	(Zip code)

(702) 217-3888

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

□ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant

On January 24, 2013, Lynda R. Keeton CPA, LLC, who was previously engaged as the principal accountant to audit the Company’s financial statements, resigned as the Company’s independent auditor. During the past two years, the principal accountant’s report on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was not recommended or approved by the board of directors of the Company or any audit committee thereof. However, the board of directors has accepted the voluntary resignation of Lynda R. Keeton CPA, LLC.

During the past two fiscal years, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DISABILITY ACCESS CORPORATION

Date:	February 12, 2013	By: /s/ Peter Chin
Peter Chin
President

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